Summary Prospectus Supplement

July 8, 2014

Morgan Stanley Institutional Fund Trust

Supplement dated July 8, 2014 to the Morgan Stanley Institutional Fund Trust (the "Fund") Summary Prospectus dated January 31, 2014

Core Fixed Income Portfolio
(the "Portfolio")

Divya Chhibba no longer manages the Portfolio. As a result, effective immediately, all references to Ms. Chhibba are hereby deleted from the Summary Prospectus.

Please retain this supplement for future reference.

  IFTFISPT-0614